SUPPLEMENT TO THE
CAPITAL RESERVES: MONEY MARKET
PORTFOLIO, U.S.
GOVERNMENT PORTFOLIO AND MUNICIPAL MONEY MARKET PORTFOLIO
NOVEMBER 29, 1996 PROSPECTUS
PROPOSED REORGANIZATION. The Board of Trustees of each of Capital Reserves:
Money Market Portfolio, U.S. Government Portfolio and Municipal Money Market Portfolio (the Capital Reserves Portfolios) has unanimously approved Agreements and Plans of Reorganization ("Agreements") between (i) Capital
Reserves: Money Market Portfolio and Daily Money Fund: Money Market Portfolio, a fund of Daily Money Fund, (ii) Capital Reserves: U.S. Government Portfolio and Daily Money Fund: U.S. Treasury Portfolio, a fund of Daily Money Fund and (iii) Capital Reserves: Municipal Money Market Portfolio and Daily Tax-Exempt Money Fund, a fund of Daily Tax-Exempt Money Fund.
The Agreements provide for the transfer of substantially all of the assets of each Capital Reserves Portfolio in exchange for shares of a class of the corresponding Daily Money Fund and the assumption by the corresponding Daily Money Fund of all of the Capital Reserves Portfolios' liabilities. Following such exchange, each Capital Reserves Portfolio shareholder will receive an identical number of shares of the corresponding Daily Money Fund as provided in the Agreements (the transactions contemplated by the Agreement referred to as the "Reorganizations").
The Reorganizations can be consummated only if, among other things, they are approved by a majority vote of shareholders. A Special Meeting (the "Meeting") of the Shareholders of Capital Reserves: Money Market Portfolio, U.S. Government Portfolio and Municipal Money Market Portfolio will be held on September 17, 1997, and approval of the Agreements will be voted on at that time. Only shares held on the record date of July 17, 1997 will be entitled to vote on the proposed mergers. In connection with the Meeting, the Capital Reserves Portfolios will be filing with the Securities and Exchange Commission and delivering to shareholders of record a Proxy Statement describing the Reorganizations.
If the Agreements are approved at the Meeting and certain conditions required by the Agreements are satisfied, the Reorganizations are expected to become effective on or about October 30, 1997. If shareholder approval of the Agreements is delayed due to failure to meet a quorum or otherwise, the Reorganizations will become effective, if approved, as soon as practicable thereafter.
In the event shareholders of one of the Capital Reserves Portfolios fails to approve the Agreement, that Capital Reserves Portfolio will continue to engage in business as a registered investment company and the Board of Trustees will consider other proposals for the reorganization or liquidation of that Portfolio.